Exhibit 99.1

FOURTH QUARTER 2005
FINANCIAL SUPPLEMENT

The following supplement is provided to assist in your financial analysis.

If you need further information, please contact:

Mark Yates, SVP
Investor Relations
901/523-4068
myates@firsthorizon.com

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	4Q05	3Q05	2Q05	1Q05	4Q04
Net interest income	$254,811	$260,161	$241,608	$227,447	$228,446
Noninterest income	336,586	369,943	343,312	343,464	313,682
Divestitures	7,029	-	-	-	3,200
Security G/L	(181)	(406)	75	(66)	(3,734)
Total revenue	598,245	629,698	584,995	570,845	541,594
Noninterest expense	420,827	436,219	419,031	394,855	382,688
Provision	16,175	22,608	15,786	13,109	11,783
Pretax income	161,243	170,871	150,178	162,881	147,123
Income taxes	48,256	54,674	47,473	53,672	43,971
Income before cumulative effect	112,987	116,197	102,705	109,209	103,152
Cumulative effect of changes in accounting
principle, net of tax	(3,098)	-	-	-	-
Net income	$109,889	$116,197	$102,705	$109,209	$103,152

Diluted shares	129,476	129,359	128,914	128,032	127,719
EPS before cumulative effect of changes in
accounting principle	$0.87	$0.90	$0.80	$0.85	$0.81
EPS	$0.85	$0.90	$0.80	$0.85	$0.81
Tax rate	30%	32%	32%	33%	30%
Efficiency ratio	70%	69%	72%	69%	71%

Certain previously reported amounts have been reclassified to agree with current presentation.

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	4Q05	3Q05	2Q05	1Q05	4Q04
Interest income	$519,474	$497,439	$438,385	$384,876	$334,789
Less interest expense	264,663	237,278	196,777	157,429	106,343
Net interest income	254,811	260,161	241,608	227,447	228,446
Provision for loan losses	16,175	22,608	15,786	13,109	11,783
Net interest income after
provision for loan losses	238,636	237,553	225,822	214,338	216,663
Noninterest income:
Mortgage banking	114,713	140,482	108,993	118,762	94,771
Capital markets	80,896	82,158	94,789	95,162	76,522
Deposit transactions
and cash management	42,196	41,268	39,471	33,255	37,695
Merchant processing	22,202	22,680	23,239	20,460	19,679
Insurance commissions	13,144	12,673	13,525	14,749	11,649
Revenue from loan sales and securitizations	13,146	10,878	10,319	13,232	14,151
Trust services and investment
management	10,873	11,299	11,278	11,164	11,741
Gains on divestitures	7,029	-	-	-	3,200
Securities (losses)/gains, net	(181)	(406)	75	(66)	(3,734)
Other	39,416	48,505	41,698	36,680	47,474
Total noninterest income	343,434	369,537	343,387	343,398	313,148
Adjusted gross income after
provision for loan losses	582,070	607,090	569,209	557,736	529,811
Noninterest expense:
Employee compensation,
incentives and benefits	245,224	261,906	248,064	242,986	228,206
Occupancy	28,427	26,547	26,548	24,516	22,875
Operations services	20,086	20,660	20,328	18,477	18,379
Equipment rentals, depreciation,
and maintenance	19,958	19,668	19,406	18,085	18,633
Communications and courier	14,720	14,809	13,684	12,893	12,446
Amortization of intangible assets	3,414	3,598	3,360	3,362	3,014
Other	88,998	89,031	87,641	74,536	79,135
Total noninterest expense	420,827	436,219	419,031	394,855	382,688
Pretax income	161,243	170,871	150,178	162,881	147,123
Provision for income taxes	48,256	54,674	47,473	53,672	43,971
Income before cumulative effect of changes
in accounting principle	112,987	116,197	102,705	109,209	103,152
Cumulative effect of changes in accounting
principle, net of tax	(3,098)	-	-	-	-
Net income	$109,889	$116,197	$102,705	$109,209	$103,152

Diluted earnings per common share before
cumulative effect of changes in
accounting principle	$ .87	$ .90	$ .80	$ .85	$ .81
Diluted earnings per common share	.85	.90	.80	.85	.81
Dividends declared	.45	.43	.43	.43	.43

SELECTED FINANCIAL RATIOS:
Return on average assets	1.16%	1.21%	1.14%	1.30%	1.40%
Return on average shareholders' equity	19.4	21.1	19.6	21.8	20.8
Certain previously reported amounts have been reclassified to agree with current presentation.

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	4Q05	3Q05	2Q05	1Q05	4Q04
All other income:
Cardholder fees	$7,486	$7,070	$6,733	$6,092	$6,405
Other service charges	5,531	5,968	5,753	5,218	5,270
Remittance processing	3,926	3,908	3,790	3,787	3,888
Check clearing fees	1,801	1,885	1,778	1,869	2,340
Other	20,672	29,674	23,644	19,714	29,571
Total	$39,416	$48,505	$41,698	$36,680	$47,474
All other expense:
Advertising and public relations	$11,082	$11,254	$12,518	$11,535	$8,585
Legal and professional fees	12,222	12,439	11,829	8,749	11,816
Travel and entertainment	8,062	7,721	8,898	7,445	8,684
Computer software	8,452	8,333	8,845	7,024	7,199
Contract employment	7,818	7,913	8,631	6,700	7,877
Supplies	4,499	4,737	4,040	4,360	4,399
Fed services fees	1,852	1,885	1,905	1,926	1,979
Foreclosed real estate	1,835	3,547	(614)	2,497	2,759
Deposit insurance premium	782	795	746	689	923
Charitable contributions	419	950	460	374	339
Other	31,975	29,457	30,383	23,237	24,575
Total	$88,998	$89,031	$87,641	$74,536	$79,135
Certain previously reported amounts have been reclassified to agree with current presentation.

AVERAGE STATEMENTS OF CONDITION
Quarterly, Unaudited

(Millions)	4Q05	3Q05	2Q05	1Q05	4Q04
Assets:
Earning assets:
Loans, net of unearned income	$19,952.1	$18,722.0	$17,782.3	$16,680.6	$16,836.4
Investment securities	2,858.4	2,934.1	2,931.3	2,794.8	2,150.6
Loans held for sale	5,758.8	6,936.8	6,055.9	5,315.1	4,696.1
Capital markets securities inventory	2,160.7	2,158.3	2,069.1	2,235.0	856.9
Mortgage banking trading securities	360.9	271.9	292.3	288.4	249.5
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	2,086.4	2,532.7	2,482.6	2,047.3	783.7
Investment in bank time deposits	14.5	6.3	5.7	5.9	5.6
Total other earning assets	2,100.9	2,539.0	2,488.3	2,053.2	789.3
Total earning assets	33,191.8	33,562.1	31,619.2	29,367.1	25,578.8
Allowance for loan losses	(190.8)	(176.2)	(169.4)	(164.6)	(165.2)
Cash and due from banks	781.2	769.8	727.4	729.8	779.2
Premises and equipment, net	410.4	400.5	387.5	378.0	373.7
Capital markets receivables	288.3	393.5	742.2	880.5	153.4
Other assets	3,239.5	3,141.3	2,975.3	2,900.6	2,590.0
Total assets	$37,720.4	$38,091.0	$36,282.2	$34,091.4	$29,309.9

Liabilities and shareholders' equity:
Interest-bearing deposits:
Savings	$ 285.3	$ 289.7	$ 294.4	$ 294.1	$ 292.6
Checking interest and money market	4,409.6	4,287.2	4,319.5	4,273.7	3,935.8
Certificates of deposit under $100,000
and other time	2,402.9	2,278.1	2,184.3	2,102.4	2,065.8
Total interest-bearing core deposits	7,097.8	6,855.0	6,798.2	6,670.2	6,294.2
Noninterest-bearing deposits	5,427.9	5,659.0	5,167.4	4,786.7	4,913.7
Total core deposits	12,525.7	12,514.0	11,965.6	11,456.9	11,207.9
Certificates of deposit $100,000 and more	11,393.0	11,467.8	10,557.3	10,147.1	8,079.0
Total deposits	23,918.7	23,981.8	22,522.9	21,604.0	19,286.9
Federal funds purchased and securities
sold under agreements to repurchase	4,760.6	4,913.3	4,651.6	3,991.2	3,731.0
Trading liabilities	1,351.8	1,665.3	1,589.4	1,470.5	614.8
Commercial paper and other short-term
borrowings	1,052.3	1,230.4	998.8	691.0	161.0
Term borrowings	2,665.9	2,374.6	2,585.2	2,616.1	2,385.1
Capital markets payables	275.7	350.5	423.8	569.8	124.0
Other liabilities	1,150.5	1,093.6	1,115.4	1,083.4	1,033.4
Preferred stock of subsidiary	295.3	295.3	295.4	30.0	.5
Shareholders' equity	2,249.6	2,186.2	2,099.7	2,035.4	1,973.2
Total liabilities and shareholders' equity	$37,720.4	$38,091.0	$36,282.2	$34,091.4	$29,309.9

PERIOD END STATEMENTS OF CONDITION
Quarterly, Unaudited

(Millions)	4Q05	3Q05	2Q05	1Q05	4Q04
Assets:
Cash and due from banks	$946.4	$1,037.4	$989.9	$773.4	$638.2
Federal funds sold and securities
purchased under agreements to resell	1,485.2	1,972.3	1,911.0	1,599.0	682.3
Total cash and cash equivalents	2,431.6	3,009.7	2,900.9	2,372.4	1,320.5
Investment in bank time deposits	10.7	6.4	5.2	10.7	5.3
Trading securities	2,133.4	2,013.5	2,064.5	1,826.6	988.0
Loans held for sale	4,435.3	5,158.1	5,795.5	5,277.2	5,168.0
Securities available for sale	2,912.1	2,841.6	2,998.1	2,899.5	2,680.6
Securities held to maturity	.4	.4	.4	.4	.4
Loans, net of unearned income	20,600.9	19,212.1	18,428.6	17,183.8	16,427.7
Less: Allowance for loan losses	189.7	185.0	169.7	164.2	158.2
Total net loans	20,411.2	19,027.1	18,258.9	17,019.6	16,269.5
Capital markets receivables	511.5	1,453.4	1,694.7	2,435.5	276.3
Mortgage servicing rights, net	1,314.6	1,210.3	1,018.0	1,135.6	1,036.4
Goodwill	308.8	309.5	292.1	287.9	187.2
Other intangible assets, net	85.9	86.9	86.5	89.6	34.8
Premises and equipment, net	415.0	412.0	391.1	384.5	379.4
Real estate acquired by foreclosure	27.4	27.8	27.1	25.7	27.8
Other assets	1,581.2	1,485.6	1,632.8	1,392.2	1,397.5
Total assets	$36,579.1	$37,042.3	$37,165.8	$35,157.4	$29,771.7

Liabilities and shareholders' equity:
Deposits:
Savings	$279.4	$288.9	$290.3	$299.0	$289.8
Checking interest and money market	4,425.7	4,331.6	4,231.8	4,338.5	4,220.4
Certificates of deposit under $100,000
and other time	2,478.9	2,338.4	2,223.5	2,145.3	2,061.2
Total interest-bearing core deposits	7,184.0	6,958.9	6,745.6	6,782.8	6,571.4
Noninterest-bearing deposits	5,322.1	5,891.5	5,949.6	5,508.6	4,994.6
Total core deposits	12,506.1	12,850.4	12,695.2	12,291.4	11,566.0
Certificates of deposit $100,000 and more	10,931.7	12,497.2	8,962.7	10,781.0	8,216.2
Total deposits	23,437.8	25,347.6	21,657.9	23,072.4	19,782.2
Federal funds purchased and securities
sold under agreements to repurchase	3,735.7	2,358.0	5,459.0	2,788.2	3,247.0
Trading liabilities	793.6	906.6	1,192.0	924.0	426.3
Commercial paper and other short-term
borrowings	802.0	1,217.9	1,172.6	967.7	139.8
Term borrowings	3,437.6	2,000.1	2,537.0	2,591.4	2,616.4
Capital markets payables	591.4	1,507.6	1,519.1	1,283.8	390.3
Other liabilities	1,173.4	1,151.3	1,149.6	1,141.4	1,128.2
Total liabilities	33,971.5	34,489.1	34,687.2	32,768.9	27,730.2
Preferred stock of subsidiary	295.3	295.3	295.3	295.8	.5
Shareholders' equity:
Common stock	78.9	78.7	78.2	77.6	77.2
Capital surplus	267.7	259.0	228.5	196.5	173.9
Undivided profits	2,016.0	1,962.8	1,900.8	1,851.8	1,795.8
Accumulated other comprehensive loss, net	(42.3)	(33.6)	(13.7)	(36.2)	(9.9)
Deferred compensation on incentive plans	(20.1)	(21.1)	(22.6)	(9.1)	(8.2)
Deferred compensation obligation	12.1	12.1	12.1	12.1	12.2
Total shareholders' equity	2,312.3	2,257.9	2,183.3	2,092.7	2,041.0
Total liabilities and shareholders' equity	$36,579.1	$37,042.3	$37,165.8	$35,157.4	$29,771.7

AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

(Millions)	4Q05	3Q05	2Q05	1Q05	4Q04
Average loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 6,357.0	$ 6,176.2	$ 5,894.5	$ 5,480.1	$ 5,213.6
Real estate commercial	1,208.9	1,163.2	1,086.3	1,004.5	929.7
Real estate construction	1,973.1	1,735.9	1,546.2	1,306.0	1,132.1
Total commercial loans	9,539.0	9,075.3	8,527.0	7,790.6	7,275.4
Retail:
Real estate residential	8,123.6	7,593.7	7,533.5	7,385.8	8,204.5
Real estate construction	1,874.8	1,643.9	1,321.2	1,105.4	939.8
Other retail	170.5	167.5	161.1	160.7	172.6
Credit card receivables	244.2	241.6	239.5	238.1	244.1
Total retail loans	10,413.1	9,646.7	9,255.3	8,890.0	9,561.0
Total loans, net of unearned income	$19,952.1	$18,722.0	$17,782.3	$16,680.6	$16,836.4

Period-end loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 6,578.1	$ 6,354.8	$ 6,181.6	$ 5,781.3	$ 5,560.7
Real estate commercial	1,213.1	1,171.6	1,128.2	1,030.1	960.2
Real estate construction	2,108.1	1,849.1	1,662.8	1,428.0	1,208.7
Total commercial loans	9,899.3	9,375.5	8,972.6	8,239.4	7,729.6
Retail:
Real estate residential	8,357.1	7,603.3	7,549.9	7,358.9	7,244.7
Real estate construction	1,925.1	1,814.6	1,499.5	1,190.1	1,035.6
Other retail	168.4	170.7	163.8	160.5	168.8
Credit card receivables	251.0	248.0	242.8	234.9	249.0
Total retail loans	10,701.6	9,836.6	9,456.0	8,944.4	8,698.1
Total loans, net of unearned income	$20,600.9	$19,212.1	$18,428.6	$17,183.8	$16,427.7

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	4Q05	3Q05	2Q05	1Q05	4Q04
Net interest income	$227,229	$224,264	$210,327	$197,267	$193,380
Noninterest income	129,117	129,503	123,104	121,379	127,466
Divestitures	7,029	-	-	-	3,200
Security G/L	-	-	-	-	(1)
Total revenue	363,375	353,767	333,431	318,646	324,045
Total noninterest expense	214,006	212,403	207,800	192,868	196,836
Provision	15,897	22,428	15,667	13,069	11,798
Pretax income	$133,472	$118,936	$109,964	$112,709	$115,411

Efficiency ratio	59%	60%	62%	61%	61%

Average loans (millions)	$19,799	$18,613	$17,700	$16,622	$16,792
Other earning assets (millions)	1,712	2,250	1,844	1,774	1,124
Total earning assets (millions)	$21,511	$20,863	$19,544	$18,396	$17,916

Total deposits	$11,394	$10,916	$10,606	$10,384	$9,975

Net interest margin	4.19%	4.26%	4.32%	4.35%	4.29%

Noninterest revenue detail
Deposit transactions & cash mgmt	$42,191	$41,298	$39,440	$33,254	$37,694
Merchant processing	22,208	22,685	23,243	20,465	19,683
Insurance commissions	12,693	12,236	13,085	14,287	11,206
Trust services & investment mgmt	10,873	11,300	11,278	11,164	11,741
Cardholder fees	7,274	6,836	6,529	5,922	6,252
Other service charges	5,078	5,367	5,219	4,806	4,900
Check clearing fees	1,801	1,885	1,778	1,869	2,340
Revenue from loan sales and
securitizations (a)	10,630	8,638	8,386	11,114	14,151
Miscellaneous revenue	16,369	19,258	14,146	18,498	19,499
Total noninterest revenue	$129,117	$129,503	$123,104	$121,379	$127,466

Statistics
Trust total assets (millions)(b)	$12,025	$12,451	$12,208	$12,164	$12,228
Trust total managed assets (millions)(b)	6,761	6,984	7,158	7,204	7,608
Merchant transactions	45,315	46,164	46,309	42,701	39,347
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	4Q05	3Q05	2Q05	1Q05	4Q04
Net interest income	$34,497	$41,688	$37,601	$32,957	$38,858
Noninterest income:
Net origination fees	87,545	115,541	95,676	99,964	76,567
Net servicing fees	20,175	17,951	6,295	13,765	15,382
Other fees	12,182	17,762	15,769	8,846	9,901
Total noninterest income	119,902	151,254	117,740	122,575	101,850
Total revenue	154,399	192,942	155,341	155,532	140,708
Noninterest expense	113,763	131,031	112,568	108,630	105,451
Provision	278	180	119	40	(15)
Pretax income	$40,358	$61,731	$42,654	$46,862	$35,272

Noninterest expense detail
Commissions & incentives	$62,946	$84,774	$77,400	$57,718	$64,845
FAS 91 cost deferral	4,813	4,616	(1,332)	(2,574)	(6,315)
Other salaries & benefits	57,222	60,017	58,949	56,640	61,364
Total salaries & benefits	124,981	149,407	135,017	111,784	119,894
Contract labor & outsourcing	4,938	5,059	5,296	4,456	4,688
Equipment & occupancy	17,633	16,554	16,786	15,600	16,837
Foreclosure provision	1,264	3,063	(647)	2,414	2,418
Other expenses	42,399	50,015	46,014	42,825	32,792
Total expenses before FAS 91 reclass	191,215	224,098	202,466	177,079	176,629
FAS 91 reclassification	(82,257)	(97,429)	(92,667)	(70,808)	(74,881)
Total noninterest expense before
segment allocations	108,958	126,669	109,799	106,271	101,748
Segment allocations	4,805	4,362	2,769	2,359	3,703
Total noninterest expense	$113,763	$131,031	$112,568	$108,630	$105,451

Other information
Efficiency ratio	74%	68%	72%	70%	75%

Warehouse (millions)	$3,854	$4,583	$4,081	$3,522	$3,543
Other earning assets (millions)	453	394	391	343	318
Total earning assets (millions)	$4,307	$4,977	$4,472	$3,865	$3,861

Escrow balances	$2,034	$2,334	$2,054	$1,724	$1,779

Net interest margin	3.18%	3.32%	3.37%	3.46%	4.00%

Warehouse Spread	2.06%	2.33%	2.66%	2.89%	3.58%

Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	4Q05	3Q05	2Q05	1Q05	4Q04
ORIGINATION INCOME
Origination Fees	$79,808	$104,395	$97,468	$76,050	$79,235
FAS 91 Fee Deferral	4,932	4,846	(3,774)	(939)	(3,192)
Appraisal, Final Inspection,
Credit Report Fees	7,574	9,639	8,967	6,926	7,142
Total origination fees	92,314	118,880	102,661	82,037	83,185

Secondary Marketing Income:
OMSR	86,168	108,094	80,076	72,948	62,462
SRP	6,849	14,940	13,629	10,426	7,709
Marketing G/L (Trading Gains)	21,237	15,165	19,884	27,553	15,605
Concessions	(35,808)	(39,810)	(27,319)	(21,944)	(15,360)
LOCOM	(958)	(4,299)	(588)	(248)	(2,153)
Total Secondary Marketing Fees -
Mortgage	77,488	94,090	85,682	88,735	68,263

FAS 91 Reclassification	(82,257)	(97,429)	(92,667)	(70,808)	(74,881)

Total Origination Income	$87,545	$115,541	$95,676	$99,964	$76,567

KEY ORIGINATIONS METRICS

Production ($ in millions):
First Lien Production	$7,991	$10,557	$9,526	$7,618	$7,840

Refinanced Production	3,259	4,387	3,545	3,588	3,475
Refinanced %	41%	42%	37%	47%	44%
Purchased Production	4,732	6,170	5,981	4,030	4,365
Purchased %	59%	58%	63%	53%	56%

ARMs % (Excluding Gov't ARMS)	37%	41%	50%	45%	47%

Total Sales Force	2,630	2,602	2,629	2,574	2,416

Warehouse/Pipeline Balance:
Ending Warehouse Balance	2,942	3,159	3,663	3,477	3,420
Ending Pipeline Balance (Locked)	3,119	3,930	5,209	4,065	3,309

Loan Sales (Deliveries):
Total Loan Sales	7,890	10,563	8,738	7,380	7,134

Margins:
Marketing Margin on Deliveries (bps):
OMSR	109	102	92	99	88
Marketing G/L (Trading Gains)	27	14	23	37	22
LOCOM	(1)	(4)	(1)	-	(3)
Concessions/SRP	(37)	(23)	(16)	(16)	(11)
Total Marketing Margin on Deliveries	98	89	98	120	96

Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

	4Q05		3Q05		2Q05		1Q05		4Q04
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$91,735	39	$88,866	38	$87,285	39	$85,908	39	$80,462	38
Guarantee Fees	(18,980)	(8)	(18,900)	(8)	(19,039)	(9)	(19,127)	(9)	(18,020)	(9)
Sub-Service Fee Income	144	-	101	-	40	-	4	-	2	-
Lender Paid MI	(168)	-	(145)	-	(159)	-	(121)	-	(143)	-
Net Service Fees	72,731	31	69,922	30	68,127	30	66,664	30	62,301	29

Early Payoff Interest Expense	(5,164)	(2)	(6,844)	(3)	(5,742)	(2)	(5,193)	(2)	(5,485)	(2)
Ancillary Fees	6,698	3	6,601	3	6,001	3	6,411	3	5,864	3
Total Service Fees	74,265	32	69,679	30	68,386	31	67,882	31	62,680	30

AMORTIZATION/IMPAIRMENT
Amortization	(48,296)		(47,873)		(45,808)		(46,915)		(41,639)
Impairment	(1,374)		48		(23,545)		(10,375)		(9,489)
Total Amortization/Impairment	(49,670)		(47,825)		(69,353)		(57,290)		(51,128)

HEDGE GAINS
MSR Hedge Gains/(Losses)
NII on SWAPs	5,240		8,703		13,607		18,330		16,382
Hedge Ratios	3,014		11,259		16,092		11,013		15,481
Other Ineffectiveness	(7,242)		(13,793)		(10,391)		(11,843)		(13,342)
Total MSR Hedge Gains/(Losses)	1,012		6,169		19,308		17,500		18,521

Time Decay of MSR Hedges	(2,667)		(9,831)		(9,513)		(9,984)		(12,129)

Hedge MTM & Time Decay:
I/O Strip Time Decay	(763)		(367)		(2,092)		(3,257)		(1,874)
I/O Strip MTM	(2,002)		126		(441)		(1,086)		(688)
Total Hedge MTM & Time Decay	(2,765)		(241)		(2,533)		(4,343)		(2,562)
Total Hedge Gains	(4,420)		(3,903)		7,262		3,173		3,830

Total Servicing Income	20,175		17,951		6,295		13,765		15,382

KEY SERVICING METRICS
($ in millions)
Avg. Servicing Portfolio (Owned)	$94,388		$92,235		$89,366		$87,397		$84,863
End. Servicing Portfolio (Owned)	$95,284		$93,589		$90,823		$88,010		$86,587
Average Loans Serviced (#)	616,649		610,895		599,361		598,997		583,248

Product Mix (Average)
Product Mix (%)
GNMA	9%		9%		10%		11%		12%
FNMA/FHLMC	65%		67%		68%		69%		69%
Private	22%		20%		18%		16%		15%
Sub-Total	96%		96%		96%		96%		96%
Warehouse	4%		4%		4%		4%		4%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$43.45		$43.22		$40.05		$42.81		$40.22
Servicing Cost per Loan	$51.74		$51.80		$52.08		$54.12		$56.88

Portfolio Data
(in millions)
Average Servicing Asset **	1,262		1,106		1,062		1,049		971
Valuation Reserve (Ending Balance)	1		1		6		3		4
Servicing Book Value (bps)	134		120		119		120		114

Amortization/Average Servicing Asset	15%		17%		17%		18%		17%
Impairment/Average Servicing Asset	0%		0%		9%		4%		4%

Run-Off Rate	22%		28%		25%		22%		26%

** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

(Thousands)	4Q05	3Q05	2Q05	1Q05	4Q04
NII	$ (986)	$ (2,595)	$ (4,904)	$ (556)	$ 376
Incremental cost of equity	(4,919)	(5,231)	(4,586)	(4,623)	-
Net interest income	(5,905)	(7,826)	(9,490)	(5,179)	376
Noninterest income:
Fixed income	44,397	43,870	50,819	63,020	45,919
Other	40,421	42,371	49,399	33,407	34,164
Total noninterest income	84,818	86,241	100,218	96,427	80,083
Total revenue	78,913	78,415	90,728	91,248	80,459
Noninterest expense	75,419	75,910	82,679	81,538	69,527
Pretax income	$3,494	$2,505	$8,049	$9,710	$10,932

Efficiency ratio	96%	97%	91%	89%	86%

Trading inventory (millions)	$2,160	$2,158	$2,069	$2,235	$857
Other earning assets (millions)	2,285	2,512	2,493	1,964	715
Total earning assets (millions)	$4,445	$4,670	$4,562	$4,199	$1,572

Net interest margin	(0.53)%	(0.66)%	(0.83)%	(0.50)%	0.10%

Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE
Quarterly, Unaudited

(Thousands)	4Q05	3Q05	2Q05	1Q05	4Q04
Net interest income	$ (1,010)	$ 2,035	$ 3,170	$ 2,402	$ (4,168)
Noninterest income	2,749	2,945	2,250	3,083	4,283
Security G/L	(181)	(406)	75	(66)	(3,733)
Total revenue	1,558	4,574	5,495	5,419	(3,618)
Total noninterest expense	17,639	16,875	15,984	11,819	10,874
Pretax income	$ (16,081)	$ (12,301)	$ (10,489)	$ (6,400)	$ (14,492)

CAPITAL HIGHLIGHTS
(Dollars in millions except per share amounts, Unaudited)

	4Q05	3Q05	2Q05	1Q05	4Q04
Tier 1 Capital (a)	$ 2,489.3	$ 2,430.8	$ 2,364.8	$ 2,292.3	$ 2,080.2
Tier 2 Capital (a)	1,090.5	1,112.5	1,096.7	1,108.8	1,102.5
Total Capital (a)	$ 3,579.8	$ 3,543.3	$ 3,461.5	$ 3,401.1	$ 3,182.7

Risk-Adjusted Assets (a)	$29,329.6	$28,225.1	$27,464.8	$25,736.7	$24,140.7

Tier 1 Ratio (a)	8.49%	8.61%	8.61%	8.91%	8.62%
Tier 2 Ratio (a)	3.72	3.94	3.99	4.30	4.56
Total Capital Ratio (a)	12.21%	12.55%	12.60%	13.21%	13.18%

Leverage Ratio (a)	6.67%	6.45%	6.59%	6.80%	7.16%

Shareholders' Equity/Assets Ratio (b)	6.32	6.10	5.87	5.95	6.86

Book Value	$ 18.18	$ 17.78	$ 17.32	$ 16.73	$ 16.39

(a) Current quarter is an estimate
(b) Calculated on period-end balances

NET INTEREST MARGIN (NIM) HIGHLIGHTS
(Unaudited)

	4Q05	3Q05	2Q05	1Q05	4Q04
Consolidated Yields and Rates:
Investment securities	4.47%	4.30%	4.33%	4.27%	4.21%
Loans, net of unearned	6.72	6.34	5.98	5.63	5.33
Loans held for sale	6.48	6.43	6.20	5.95	5.79
Capital markets securities inventory	5.02	5.01	4.39	4.39	3.64
Mortgage banking trading securities	11.25	12.82	12.63	12.68	12.60
Other earning assets	3.61	3.07	2.61	2.15	1.54
Yields on earning assets	6.23	5.90	5.56	5.29	5.22
Interest-bearing core deposits	2.30	2.13	1.92	1.73	1.56
CD's over $100,000	4.06	3.53	3.06	2.59	2.09
Fed funds purchased and repos	3.65	3.18	2.71	2.24	1.78
Commercial paper and other short-term
borrowings	4.40	3.62	3.18	2.68	2.15
Capital markets trading liabilities	5.74	5.54	5.20	4.64	3.65
Term borrowings	4.77	4.16	3.71	3.18	2.70
Rates paid on interest-bearing liabilities	3.71	3.31	2.90	2.49	1.99
Net interest spread	2.52	2.59	2.66	2.80	3.23
Effect of interest-free sources	.54	.50	.40	.32	.34
FHN - NIM	3.06%	3.09%	3.06%	3.12%	3.57%
Certain previously reported amounts have been reclassified to agree with current presentation.